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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.


        Date of report (Date of earliest event reported): July 16, 1999


                          Commission File No. 0-24833



                         FUTURELINK DISTRIBUTION CORP.
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             (Exact Name of Registrant as Specified in Its Charter)



                   Colorado                     95-3895211
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     (State or Other Jurisdiction of    (I.R.S. Employer Identification No.)
      Incorporation or Organization)



300, 250 - 6th Avenue S.W., Calgary, Alberta CANADA                T2P 3H7
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(Address of principal executive offices)                         (ZIP Code)


                                 (403) 216-6000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.            OTHER EVENTS

     On July 16, 1999, the Registrant's board of directors accepted the resignation of Donald A. Bialik as a director and officer. Mr. Bialik's resignation as Vice-Chairman of the Registrant was effective June 30, 1999, while his resignation as a director was effective July 15, 1999. In his stated reasons for resigning, Mr. Bialik expressed well considered personal reasons for his decision. Mr. Bialik made no reference to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices and the Registrant is not aware of any such disagreements. A copy of Mr. Bialik's letter of resignation which was sent to the Registrant's Executive Chairman is attached as an Exhibit hereto.


ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS

(a)   Exhibits:

      17      Letter of Resignation of Donald A. Bialik dated July 15, 1999
      99      News Release of the Registrant dated July 20, 1999



                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FUTURELINK DISTRIBUTION CORP.


By:  [signed: P. Ladouceur]                                Date:   July 20, 1999
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     Philip R. Ladouceur, Executive Chairman


By:  [signed: C. Chell]                                    Date:   July 20, 1999
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     Cameron B. Chell, Chief Executive Officer






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                                 EXHIBIT INDEX

Exhibit No.                                                                 Page
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   17       Letter of Resignation of Donald A. Bialik dated July 15, 1999    4
   99       News Release of the Registrant dated July 20, 1999               5











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